                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) OCTOBER 13, 1998


                              THE HERTZ CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-7541              13-1938568
(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
            Incorporation)             File Number)      Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                     07656-0713
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code (201) 307-2000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 6 pages.
                        The Exhibit Index is on page 3.

Item 5.  Other Events.


       On October 13, 1998, The Hertz Corporation issued a press release with respect to its third quarter 1998 earnings.

       A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


       (c)    EXHIBITS.

              The following Exhibit is filed as part of this Report.

              (99)Press release relating to The Hertz Corporation's third quarter 1998 earnings.





                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE HERTZ CORPORATION
                                              (Registrant)



                                    By:     /s/ Richard J. Foti
                                           -----------------------------------
                                           Richard J. Foti
                                           Staff Vice President and Controller
                                           (Principal Accounting Officer)

Dated:  October 14, 1998

                                  Exhibit Index



Exhibit No.            Description                            Page
-----------            -----------                            ----
  (99)         Press release relating to The Hertz            4-6
               Corporation's third quarter 1998
               earnings

                                       -3-